Organization	May 24, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization
1.	Organization
Definitive Healthcare Corp. (the “Corporation”) was organized as a Delaware corporation on May 5, 2021 and its shares were funded at May 24, 2021. The Corporation’s fiscal year end is December 31. Pursuant to a reorganization into a holding corporation structure, the Corporation will become a holding corporation and its sole assets are expected to be an equity interest in AIDH TopCo, LLC.
The Corporation will be the sole managing member of AIDH TopCo, LLC, and will operate and control all of the businesses and affairs of AIDH TopCo, LLC and, through AIDH TopCo, LLC and its subsidiaries, continue to conduct the business now conducted by these entities.